CALVERT IMPACT FUND, INC.

CALVERT SOUTH AFRICA FUND

Prospectus dated January 31, 2002

Date of Supplement: June 14, 2002

The following is added to the cover page of the Prospectus:

The Board of Directors have approved a resolution to "merge" the Calvert South Africa Fund, a series of the Calvert Impact Fund, Inc., into the International Equity Fund, a series of Calvert World Values Fund, Inc.

Calvert South Africa Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert South Africa Fund will be exchanged for shares of the CWVF International Equity Fund. The number of CWVF International Equity Fund shares you receive will depend on the value of your Calvert South Africa Fund shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.